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                                                                    EXHIBIT 99.1

[TALARIAN LOGO]

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
                                                                          NEWS RELEASE

TIBCO Press Contact:      Talarian Press Contact:           Investor Relations Contact:
Caroline Phillips         Carolyn Robinson                  Michael Magaro
TIBCO Software Inc.       Talarian Corporation              TIBCO Software Inc.
650-846-5697              (650) 965-8050 x125               650-846-5428
caroline@tibco.com        carolyn.robinson@talarian.com     mmagaro@tibco.com
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         TIBCO SOFTWARE SIGNS AGREEMENT TO ACQUIRE TALARIAN CORPORATION

      Acquisition Expands TIBCO's Real-Time Messaging Integration Offerings

Palo Alto and Los Altos, Calif., January 5, 2002 - TIBCO Software Inc. (NASDAQ:
TIBX) and Talarian Corporation (NASDAQ: TALR) today announced the two companies have entered into a definitive agreement for TIBCO to acquire Talarian in a stock and cash transaction valued at approximately $115 million, including the assumption of stock options. TIBCO will pay $5.30 per share, half in stock and half in cash for each of Talarian's outstanding shares.

This acquisition further extends TIBCO's leadership in offering messaging solutions for the fast-growing business integration market. Companies where real-time data flow supports high transaction volumes have found messaging solutions from TIBCO greatly increase productivity and competitiveness. The addition of Talarian's products and services will further extend the breadth of TIBCO's integration messaging solutions.

Talarian brings to TIBCO world-class technology, talented employees and a blue-chip customer base. Through the acquisition, TIBCO will gain access to Talarian's 300 customers focused mainly in the financial services, telecommunications and aerospace industries, including VISA, American Stock Exchange, Lockheed Martin, Raytheon, New York Stock Exchange, Nortel Networks and MicroMuse.

"As the leader in business integration, TIBCO is continually extending its product-line to better serve its customers," said Vivek Ranadive, chairman and chief executive officer for TIBCO. "Acquiring Talarian's products complement our already leading solutions in industries that are important to TIBCO."

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"TIBCO understands messaging and the value of Talarian's SmartSockets(R) product line," said Tom Laffey, chief technology officer and founder of Talarian. "This acquisition will greatly benefit our joint customers by adding functionality to an already world-class solution set from TIBCO."

About the Transaction

Consummation of the acquisition is subject to customary closing conditions, including Talarian shareholder approval and approval of the relevant antitrust authorities. Talarian stockholders holding approximately 35% of Talarian's outstanding shares have agreed to support and vote in favor of the proposed transaction at the meeting of Talarian stockholders to be convened to consider the transaction. It is expected that the merger will be consummated in TIBCO's second fiscal quarter 2002.

About TIBCO Software Inc.

TIBCO Software Inc. (NASDAQ: TIBX) is a leading provider of total business integration solutions delivering infrastructure software that enables businesses to seamlessly integrate business systems in real-time. TIBCO technology was first used to digitize Wall Street and has since been adopted in diverse industries including financial services, telecommunications, electronic commerce, transportation, logistics, manufacturing and energy. TIBCO's global customer base includes 1,400 customers such as Intel, NEC, Dynegy, BP, eBay, US Bank, The Limited, Delta Air Lines, Philips, AT&T and Pirelli, Yahoo! and Cisco Systems. Headquartered in Palo Alto, California, TIBCO can be reached at 650-846-1000 or on the web at www.tibco.com.

About Talarian

Talarian Corporation (Nasdaq: TALR) provides leading infrastructure software solutions that deliver data and content in real-time over any network to any device. Through innovative technology called adaptive multicast, Talarian software can select the appropriate data delivery mechanism "on-the-fly" based on application needs and network capabilities. Talarian's high performance, scalable products are deployed by hundreds of the world's largest organizations in their most demanding applications. Customers include the American Stock Exchange, Bear, Stearns, Boeing, Cisco, Credit Suisse First Boston, Earthlink, Hewlett Packard, Lockheed Martin, MCI, the New York Stock Exchange, Nortel Networks, Philadelphia Stock Exchange, Raytheon and Southwest Airlines. Talarian is headquartered in Los Altos, California. Additional company and product information is available online at www.talarian.com.

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TIBCO, the TIBCO logo, the Power of Now and TIBCO Software are trademarks or registered trademarks of TIBCO Software Inc. in the United States and/or other countries.

Talarian, SmartSockets and Adaptive Multicast are registered trademarks or trademarks of Talarian Corporation.

All other product and company names and marks mentioned in this document are the property of their respective owners and are mentioned for identification purposes only.

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Additional Information And Where You Can Find It

Investors are advised to read the proxy statement/prospectus regarding the business combination transaction referred to in the material below, when it becomes available, because it will contain important information TIBCO and Talarian expect to mail a proxy statement/prospectus about the transaction to Talarian's stockholders. This proxy statement/prospectus will be filed with the Securities and Exchange Commission by both companies. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents filed by the companies at the Securities and Exchange Commission's web site at http://www.sec.gov. The proxy statement/prospectus and such other
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documents may also be obtained from TIBCO or Talarian by directing such requests to the companies.

Talarian and its officers and directors may be deemed to be particpants in the solicitation of proxies from stockholders of Talarian with respect to the transactions contemplated by the agreement. Information regarding such officers and directors is included in Talarian's Annual Report on Form 10-K for the fiscal years ended September 30, 2000 and September 30, 2001 and its proxy statement for its 2001 annual meeting, filed with the Securities and Exchange Commission. These documents are available free of charge at the Securities and Exchange Commission's web site at http://www.sec.gov and from Talarian.
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Forward-Looking Statement

This release contains forward-looking statements regarding TIBCO's and Talarian's business, customers, markets served and other factors including the impact of the products and technology to be acquired, that may affect future earnings or financial results. Our actual results could differ materially from those contained in such forward-looking statements. Reasons for why actual results could differ materially include if TIBCO is unable to successfully integrate and manage the acquired technology, operations and personnel. In addition, the success of any continued product introductions will be impacted by TIBCO's ability to compete. Further, the present and potential relationships of TIBCO and Talarian with their respective customers may be harmed by the acquisition. If the acquisition were to fail to close, Talarian's business, operations and financial condition, and its ability to retain its customers, suppliers and employees, could be materially and adversely affected. In addition, if TIBCO's planned allocation of the purchase price to the purchased assets changes materially from current expectations, the impact of the required charges could be material to TIBCO's future results of operations. Additional information concerning factors that could cause our respective actual results to differ materially from those contained in the forward-looking statements can be found in TIBCO's and Talarian's

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filings with the Securities and Exchange Commission ("SEC"), including but not limited to TIBCO's most recent reports on Forms 10-Q and 10-K filed with the SEC on October 5, 2001 and February 27, 2001, and Talarian's Form 10-K filed with the SEC on December 21, 2001, respectively, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including limited independent operating history, history of losses, unpredictability of future revenue, dependence on a limited number of customers, TIBCO's relationship with Reuters Group PLC, rapid technological and market changes, risks associated with infrastructure software and volatility of stock price. Copies of filings made with the SEC are available through the SEC's electronic data gather analysis and retrieval system (EDGAR) at www.sec.gov. Neither TIBCO nor Talarian assumes any obligation to update the forward-looking statements included in this document.

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